UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08518

Gabelli Gold Fund, Inc.

(formerly, GAMCO Gold Fund, Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc.

(formerly GAMCO Gold Fund, Inc.)

Annual Report — December 31, 2011

Caesar Bryan

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund, Inc. declined 17.2% compared with a decrease of 20.3% for the Philadelphia Gold & Silver Index (“XAU”). See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Despite the natural disaster in Japan, political upheaval in a number of North African and Middle Eastern countries, and the continuing sovereign debt problems among some member countries of the Euro, the gold price barely moved during the first quarter of 2011. After suffering a sharp selloff in January, the gold price added about ten dollars per ounce during the quarter to end March at $1,432.30 per ounce.

In the second quarter, gold price rose above $1,500 an ounce for the first time on April 20, and on May 2 peaked at $1,566.70 per ounce before closing the quarter at $1,500.35 per ounce.

During the third quarter, gold rose by almost $125. The gold price was volatile during the quarter. July and August were very strong months for gold as its price rose from $1,500 per ounce at the end of June, to its high of $1,895 per ounce on September 5. On September 6, gold traded as high as $1,900 per ounce.

The price of gold declined substantially in December, beginning the month at $1,746 per ounce, ending the year at $1,564 per ounce.

The price of gold increased by 9% for the year; the XAU declined by 20.3% in 2011.

Our approach to managing the portfolio of the Fund is to look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold producing companies.

Selected holdings that contributed positively to performance in 2011 were Randgold Resources Ltd., (11.7% of net assets as of December 31, 2011), an African focused gold mining and exploration company,

Franco-Nevada Corp. (6.1%), a gold royalty company based in Toronto, and Yamana Gold Inc. (2.6%), a Canadian based gold producer with significant gold production, gold development stage properties, exploration properties, and land positions in Brazil, Argentina, Chile, Mexico, and Colombia. Some of our weaker performing stocks during the year were Agnico-Eagle Mines Ltd. (4.5%), a Canadian based gold mining company with its base of operations in the prolific Abitibi Gold Belt in central Quebec, Newcrest Mining Ltd., (7.4%), the largest Australian domiciled gold producer with operations in Australia, Indonesia, and Papua New Guinea., and Hochschild Mining plc (3.1%), a primary silver producer with mining assets in Peru, Argentina, and Mexico.

We appreciate your confidence and trust.

February 22, 2012	Sincerely yours, Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (7/11/94)
Class AAA (GOLDX)	(17.22)%	8.72%	20.95%	8.96%
Philadelphia Gold and Silver Index	(20.28)	4.89	12.75	2.73
Lipper Precious Metals Fund Average	(19.30)	9.46	20.75	7.52	(e)
Standard & Poor's (“S&P”) 500 Index	2.11	(0.25)	2.92	8.14	(e)
Class A (GLDAX)	(17.01)	8.78	20.98	8.98
With sales charge (b)	(21.78)	7.50	20.27	8.61
Class B (GLDBX)	(17.72)	7.94	20.14	8.55
With contingent deferred sales charge (c)	(21.83)	7.64	20.14	8.55
Class C (GLDCX)	(17.81)	7.92	20.14	8.55
With contingent deferred sales charge (d)	(18.64)	7.92	20.14	8.55
Class I (GLDIX)	(17.01)	8.95	21.07	9.03

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.19%, respectively. See page 10 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1 % maximum CDSC imposed on redemptions made within one year of purchase.
(e)	The S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METAL FUND AVERAGE,

PHILADELPHIA GOLD & SILVER (XAU) INDEX, AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period *
Gabelli Gold Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$ 924.50	1.46%	$ 7.08
Class A	$1,000.00	$ 926.90	1.46%	$ 7.09
Class B	$1,000.00	$ 922.50	2.20%	$10.66
Class C	$1,000.00	$ 921.40	2.21%	$10.70
Class I	$1,000.00	$ 925.60	1.21%	$ 5.87
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.85	1.46%	$ 7.43
Class A	$1,000.00	$1,017.85	1.46%	$ 7.43
Class B	$1,000.00	$1,014.12	2.20%	$11.17
Class C	$1,000.00	$1,014.06	2.21%	$11.22
Class I	$1,000.00	$1,019.11	1.21%	$ 6.16

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

Gabelli Gold Fund, Inc.

North America	57.2%
United Kingdom	22.4%
Australia	11.5%
Africa	11.0%

Latin America	0.4%
Other Assets and Liabilities (Net)	(2.5)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 102.2%

	METALS AND MINING — 102.2%

	Africa — 11.0%
515,500	AngloGold Ashanti Ltd., ADR	$19,429,664	$21,882,975
1,503,249	Gold Fields Ltd., ADR	20,317,598	22,924,547
300,000	Harmony Gold Mining Co. Ltd., ADR	2,798,934	3,492,000
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	1,618,943

		46,544,826	49,918,465

	Australia — 11.5%
408,499	Allied Gold Mining plc, CDI†	1,421,198	902,474
3,569,000	Centamin plc†	3,935,579	4,659,406
3,125,000	Integra Mining Ltd.†	1,523,550	1,709,990
400,000	Kingsgate Consolidated Ltd.	1,405,892	2,331,980
200,000	Medusa Mining Ltd.	907,988	910,290
1,112,079	Newcrest Mining Ltd. (a)	36,561,750	33,707,115
600,000	Perseus Mining Ltd.†	1,736,801	1,495,951
577,694	Red 5 Ltd.†	951,007	957,200
297,600	Red 5 Ltd., ASE†	491,967	493,103
1,584,500	Silver Lake Resources Ltd.†	1,492,913	4,878,077

		50,428,645	52,045,586

	Latin America — 0.4%
50,000	Compania de Minas Buenaventura SA, ADR	819,137	1,917,000

	North America — 56.9%
269,000	Agnico-Eagle Mines Ltd., New York	3,444,591	9,770,080
291,231	Agnico-Eagle Mines Ltd., Toronto	2,970,643	10,591,518
49,800	Alacer Gold Corp.†	163,969	511,825
270,000	Alacer Gold Corp., Toronto†	797,229	2,780,172
5,500,000	Alexandria Minerals Corp.† (b)	965,101	485,890
80,000	Allied Nevada Gold Corp.†	2,074,491	2,422,400
250,000	Argentex Mining Corp.†	236,775	77,301
476,400	Barrick Gold Corp., New York	16,871,840	21,557,100
182,661	Barrick Gold Corp., Toronto	4,839,575	8,274,655
350,000	Comstock Mining Inc.†	760,654	654,500
150,000	Continental Gold Ltd.†	1,109,536	1,107,239
150,000	Detour Gold Corp.†	1,843,172	3,703,067
700,000	Eastmain Resources Inc.†	1,088,727	693,988
754,900	Eldorado Gold Corp., New York	1,623,064	10,349,679
166,333	Eldorado Gold Corp., Toronto	2,729,207	2,289,069
467,500	Eldorado Gold Corp., Toronto (c)	6,123,301	6,433,717
100,000	Extorre Gold Mines Ltd.†	1,142,738	739,141
425,000	Franco-Nevada Corp.	10,469,145	16,178,159
298,000	Franco-Nevada Corp. (b)	5,678,329	11,343,745
109,500	AuRico Gold Inc., Toronto†	1,068,872	880,299
65,000	Gold Resource Corp.	885,665	1,381,250
23,150	Goldcorp Inc., New York	235,744	1,024,388
748,058	Goldcorp Inc., Toronto	4,102,301	33,197,254
1,100,000	Golden Predator Corp.†	644,606	626,258
1,050,000	Golden Predator Corp.† (b)	810,019	597,791

Shares		Cost	Market Value

500,000	Golden Queen Mining Co. Ltd.†	$279,474	$1,408,589
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	4,166,871
1,500,000	Golden Queen Mining Co. Ltd.† (c)	656,888	4,166,871
300,000	Guyana Goldfields Inc.†	2,539,589	2,208,589
452,000	IAMGOLD Corp., New York	3,131,462	7,164,200
54,000	IAMGOLD Corp., Toronto	540,422	857,639
150,000	International Minerals Corp.†	1,180,459	822,421
300,000	Kinross Gold Corp., New York	2,867,003	3,420,000
3,374	Kinross Gold Corp., Toronto	64,481	38,517
800,000	La Mancha Resources Inc.†	1,804,408	2,151,656
170,000	MAG Silver Corp.†	995,437	1,118,037
1,400,000	Merrex Gold Inc.† (c)	716,883	377,914
555,071	Newmont Mining Corp.	23,164,732	33,309,811
335,000	Osisko Mining Corp.†	2,215,591	3,235,730
120,000	Osisko Mining Corp.† (c)	817,996	1,159,067
1,555,556	Papuan Precious Metals Corp.† (b)	711,802	236,674
100,000	Petaquilla Minerals Ltd.†	72,626	57,914
2,440,000	Petaquilla Minerals Ltd.† (b)	2,447,342	1,413,104
175,000	Queenston Mining Inc.†	1,264,157	846,871
750,000	Romarco Minerals Inc.†	1,265,210	795,092
170,000	Royal Gold Inc.	7,562,816	11,463,100
1,075,000	SEMAFO Inc.	3,228,901	6,964,417
600,000	SEMAFO Inc. (c)	970,533	3,887,117
1,100,000	Torex Gold Resources Inc.†	1,338,291	1,846,380
3,725,000	Wesdome Gold Mines Ltd.	5,193,583	5,484,663
629,390	Yamana Gold Inc., New York	3,900,717	9,245,739
168,444	Yamana Gold Inc., Toronto	1,153,613	2,474,442

		143,737,932	257,991,910

	United Kingdom — 22.4%
200,000	Avocet Mining plc	723,732	573,053
1,420,500	Fresnillo plc	13,966,995	33,685,917
2,340,152	Hochschild Mining plc	14,668,243	14,020,852
285,000	Hummingbird Resources plc†	746,553	526,696
519,200	Randgold Resources Ltd., ADR	3,709,981	53,010,320

		33,815,504	101,816,838

	TOTAL COMMON STOCKS	275,346,044	463,689,799

	WARRANTS — 0.3%
	North America — 0.3%
5,500,000	Alexandria Mineral Corp., expire 08/03/12† (a)(b)(d)	0	53,464
62,500	Franco-Nevada Corp., expire 03/13/12† (b)	400,665	417,178
87,500	Franco-Nevada Corp., expire 06/16/17†	0	489,571
525,000	Golden Predator Corp., expire 09/08/12† (a)(b)(d)	0	18,704
275,000	Golden Predator Corp., expire 11/04/12† (a)(c)(d)	0	23,504
50,015	Kinross Gold Corp., expire 09/03/13†	160,892	47,131
63,800	Kinross Gold Corp., Cl. D, expire 09/17/14†	304,046	90,807

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	WARRANTS (Continued)
	North America (Continued)
700,000	Merrex Gold Inc., expire 09/30/12† (a)(c)(d)	$0	$20,357
495,000	New Gold Inc., expire 04/03/12† (c)	108,702	4,859
777,778	Papuan Precious Metals Corp., expire 09/09/12† (a)(b)(d)	0	14,565
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14† (a)(b)(d)	0	377,038

	TOTAL WARRANTS	974,305	1,557,178

	TOTAL INVESTMENTS — 102.5%	$276,320,349	465,246,977

	Other Assets and Liabilities (Net) — (2.5)%		(11,548,334)

	NET ASSETS — 100.0%		$453,698,643

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of the fair valued securities amounted to $34,214,747 or 7.54% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $14,958,153 or 3.30% of net assets.
(c)	At December 31, 2011, the Fund held investments in restricted securities amounting to $16,073,406 or 3.54% of net assets, which were valued under methods approved by the Board of Directors as follows (except as noted in (d), these securities are liquid):

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
467,500	Eldorado Gold Corp., Toronto	12/15/09	$6,123,301	$13.7620
275,000	Golden Predator Corp., Warrants expire 11/04/12	10/27/10	—	0.0855
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	2.7779
1,400,000	Merrex Gold Inc.	03/29/11	716,883	0.2699
700,000	Merrex Gold Inc., Warrants expire 09/30/12	03/29/11	—	0.0291
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0098
120,000	Osisko Mining Corp.	10/30/07	817,996	9.6589
600,000	SEMAFO Inc.	12/07/05	970,533	6.4785
(d)	Illiquid security.
†	Non-income producing security.
ADR	American Depositary Receipt
CDI	CHESS (or Australian) Depositary Interest

Geographic Diversification	% of Market Value	Market Value
North America	55.8%	$259,549,088
Europe	21.9	101,816,838
Asia/Pacific	11.2	52,045,586
Africa	10.7	49,918,465
Latin America	0.4	1,917,000

	100.0%	$465,246,977

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $276,320,349)	$465,246,977
Foreign currency, at value (cost $587,668)	593,254
Cash	566
Receivable for investments sold	3,347,128
Receivable for Fund shares sold	1,244,471
Dividends receivable	108,484
Prepaid expense	45,162

Total Assets	470,586,042

Liabilities:
Payable for Fund shares redeemed	2,899,951
Payable for investment advisory fees	424,246
Payable for distribution fees	111,305
Payable for accounting fees	3,750
Line of credit payable	13,168,000
Other accrued expenses	280,147

Total Liabilities	16,887,399

Net Assets (applicable to 19,287,818 shares outstanding)	$453,698,643

Net Assets Consist of:
Paid-in capital	$295,394,890
Accumulated net investment loss	(30,628,320)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(245)
Net unrealized appreciation on investments	188,926,628
Net unrealized appreciation on foreign currency translations	5,690

Net Assets	$453,698,643

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($397,738,113 ÷ 16,892,685 shares outstanding; 375,000,000 shares authorized)	$23.54

Class A:
Net Asset Value and redemption price per share ($22,611,412 ÷ 957,962 shares outstanding; 250,000,000 shares authorized)	$23.60

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.04

Class B:
Net Asset Value and offering price per share ($153,421 ÷ 6,725 shares outstanding; 125,000,000 shares authorized)	$ 22.81	(a)

Class C:
Net Asset Value and offering price per share ($14,857,516 ÷ 658,141 shares outstanding; 125,000,000 shares authorized)	$ 22.57	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($18,338,181 ÷ 772,305 shares outstanding; 125,000,000 shares authorized)	$23.74

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $315,079)	$6,193,532
Interest	89

Total Investment Income	6,193,621

Expenses:
Investment advisory fees	6,160,762
Distribution fees – Class AAA	1,391,089
Distribution fees – Class A	55,451
Distribution fees – Class B	3,585
Distribution fees – Class C	164,104
Shareholder services fees	504,269
Shareholder communications expenses	176,324
Custodian fees	175,753
Directors’ fees	98,417
Registration expenses	93,214
Interest expense	74,404
Legal and audit fees	54,936
Accounting fees	45,000
Miscellaneous expenses	97,149

Total Expenses	9,094,457

Less:
Custodian fee credits	(104)

Net Expenses	9,094,353

Net Investment Loss	(2,900,732)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	121,261,498
Net realized loss on foreign currency transactions	(13,093)

Net realized gain on investments and foreign currency transactions	121,248,405

Net change in unrealized appreciation:
on investments	(231,541,288)
on foreign currency translations	5,610

Net change in unrealized appreciation on investments and foreign currency translations	(231,535,678)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(110,287,273)

Net Decrease in Net Assets Resulting from Operations	$(113,188,005)

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(2,900,732)	$(3,392,580)
Net realized gain on investments and foreign currency transactions	121,248,405	70,636,654
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(231,535,678)	127,328,729

Net Increase/(Decrease) in Net Assets Resulting from Operations	(113,188,005)	194,572,803

Distributions to Shareholders:
Net investment income
Class AAA	—	(22,603,983)
Class A	—	(629,656)
Class B	—	(23,605)
Class C	—	(520,703)
Class I	—	(698,264)

	—	(24,476,211)

Net realized gain
Class AAA	(81,258,724)	(60,992,209)
Class A	(4,639,320)	(1,709,245)
Class B	(33,357)	(90,672)
Class C	(3,117,644)	(1,689,529)
Class I	(4,084,218)	(1,772,119)

	(93,133,263)	(66,253,774)

Total Distributions to Shareholders	(93,133,263)	(90,729,985)

Capital Share Transactions:
Class AAA	(100,508,801)	63,617,028
Class A	13,811,577	365,040
Class B	(677,396)	(970,670)
Class C	3,144,241	4,689,719
Class I	7,684,553	7,677,605

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(76,545,826)	75,378,722

Redemption Fees	23,048	16,230

Net Increase/(Decrease) in Net Assets	(282,844,046)	179,237,770
Net Assets:
Beginning of period	736,542,689	557,304,919

End of period (including undistributed net investment income of $0 and $0, respectively)	$453,698,643	$736,542,689

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Loss		Operating Expenses(b)	Portfolio Turnover Rate
Class AAA
2011	$35.73	$(0.16)	$(6.13)	$(6.29)	—	$(5.90)	—	$(5.90)	$0.00	(c)	$23.54	(17.2)%	$397,738	(0.46)%		1.46%	4%
2010	29.97	(0.18)	10.87	10.69	$(1.31)	(3.62)	—	(4.93)	0.00	(c)	35.73	35.7	679,244	(0.53)		1.44	7
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	—	(0.50)	0.00	(c)	29.97	52.1	520,594	(0.93)		1.46	7
2008	28.11	(0.10)	(7.99)	(8.09)	—	—	—	—	0.01		20.03	(28.7)	366,855	(0.39)		1.44	10
2007	24.98	(0.15)	6.29	6.14	(0.68)	(2.27)	$(0.06)	(3.01)	0.00	(c)	28.11	24.7	484,172	(0.56)		1.46	12
Class A
2011	$35.73	$(0.14)	$(6.09)	$(6.23)	—	$(5.90)	—	$(5.90)	$0.00	(c)	$23.60	(17.0)%	$22,611	(0.40)%		1.46%	4%
2010	29.96	(0.19)	10.88	10.69	$(1.30)	(3.62)	—	(4.92)	0.00	(c)	35.73	35.7	18,954	(0.56)		1.44	7
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	—	(0.49)	0.00	(c)	29.96	52.1	15,458	(0.92)		1.46	7
2008	28.09	(0.09)	(7.99)	(8.08)	—	—	—	—	0.01		20.02	(28.7)	11,752	(0.37)		1.44	10
2007	24.95	(0.14)	6.28	6.14	(0.67)	(2.27)	$(0.06)	(3.00)	0.00	(c)	28.09	24.8	15,116	(0.54)		1.46	12
Class B
2011	$35.07	$(0.43)	$(5.93)	$(6.36)	—	$(5.90)	—	$(5.90)	$0.00	(c)	$22.81	(17.7)%	$154	(1.32)%		2.21%	4%
2010	29.41	(0.43)	10.63	10.20	$(0.94)	(3.60)	—	(4.54)	0.00	(c)	35.07	34.7	939	(1.34)		2.19	7
2009	19.68	(0.41)	10.44	10.03	(0.30)	—	—	(0.30)	0.00	(c)	29.41	51.0	1,682	(1.67)		2.21	7
2008	27.82	(0.30)	(7.85)	(8.15)	—	—	—	—	0.01		19.68	(29.3)	1,314	(1.17)		2.19	10
2007	24.77	(0.35)	6.21	5.86	(0.49)	(2.27)	$(0.05)	(2.81)	0.00	(c)	27.82	23.8	2,785	(1.30)		2.21	12
Class C
2011	$34.81	$(0.39)	$(5.95)	$(6.34)	—	$(5.90)	—	$(5.90)	$0.00	(c)	$22.57	(17.8)%	$14,858	(1.19)%		2.21%	4%
2010	29.34	(0.42)	10.60	10.18	$(1.11)	(3.60)	—	(4.71)	0.00	(c)	34.81	34.7	18,318	(1.27)		2.19	7
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	—	(0.35)	0.00	(c)	29.34	51.0	11,291	(1.68)		2.21	7
2008	27.79	(0.28)	(7.85)	(8.13)	—	—	—	—	0.01		19.67	(29.2)	5,892	(1.12)		2.19	10
2007	24.72	(0.34)	6.18	5.84	(0.46)	(2.27)	$(0.04)	(2.77)	0.00	(c)	27.79	23.8	9,469	(1.30)		2.21	12
Class I
2011	$35.88	$(0.05)	$(6.19)	$(6.24)	—	$(5.90)	—	$(5.90)	$0.00	(c)	$23.74	(17.0)%	$18,338	(0.15)%		1.21%	4%
2010	30.06	(0.09)	10.93	10.84	$(1.42)	(3.60)	—	(5.02)	0.00	(c)	35.88	36.1	19,088	(0.26)		1.19	7
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	—	(0.57)	0.00	(c)	30.06	52.5	8,280	(0.68)		1.21	7
2008(d)	31.71	(0.03)	(11.60)	(11.63)	—	—	—	—	0.01		20.09	(36.6)	1,122	(0.13	)(e)	1.20 (e)	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sale charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	The Fund incurred interest expense during the years ended December 31, 2011, 2008, and 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45%, 1.43%, and 1.44%, (Class AAA), 1.45%, 1.43%, and 1.44% (Class A), 2.20%, 2.17%, and 2.19% (Class B), 2.20%, 2.18%, and 2.19% (Class C), and 1.20% and 1.18% (Class I), respectively. For the years ended December 31, 2010 and 2009, the effect of interest expense was minimal.
(c)	Amount represents less than $0.005 per share.
(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(e)	Annualized.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1.  Organization.  Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time at which net asset value of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Australia	$18,338,471	$33,707,115	—	$52,045,586
North America	256,583,321	1,408,589	—	257,991,910
Other Countries (a)	153,652,303	—	—	153,652,303
Total Common Stocks	428,574,095	35,115,704	—	463,689,799
Warrants:
North America	1,044,687	492,134	$20,357	1,557,178
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$429,618,782	$35,607,838	$20,357	$465,246,977

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

At December 31, 2010, the market value of Level 2 securities was $3,585,007, or 0.48% of total investments. During the year ended December 31, 2011, foreign common stock was transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year amounted to $77,846,460, or 16.73% of total investments.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
North America	$—	$—	$—	$20,357	$0	—	$—	$—	$20,357	$20,357
TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$20,357	$0	—	$—	$—	$20,357	$20,357

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2011, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassification of capital gains on investments in passive foreign investment companies, a write-off of the current year net operating loss, and adjustments on the sale of securities no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated net investment loss by $10,489,109 and to decrease undistributed net realized gain on investments and foreign currency transactions by $28,115,143, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income	—	$24,071,836
Net long-term capital gains	$93,133,263	66,658,149

Total distributions paid	$93,133,263	$90,729,985

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$158,303,753

Total	$158,303,753

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$306,948,914	$201,929,090	$(43,631,027)	$158,298,063

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $26,700,988 and $198,603,905, respectively.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the current and former Distributors informed the Fund that they retained a total of $27,016 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011 borrowings outstanding under the line of credit amounted to $13,168,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $5,552,715 with a weighted average interest rate of 1.41%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $37,378,000.

8.  Capital Stock.  The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2011 and December 31, 2010 amounted to $23,048 and $16,230, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,075,523	$102,558,257	4,394,429	$150,331,262
Shares issued upon reinvestment of distributions	3,346,173	76,995,444	2,248,407	80,178,242
Shares redeemed	(8,539,164)	(280,062,502)	(5,005,687)	(166,892,476)

Net increase/(decrease)	(2,117,468)	$(100,508,801)	1,637,149	$63,617,028

Class A
Shares sold	876,344	$29,915,506	223,893	$7,544,557
Shares issued upon reinvestment of distributions	118,908	2,736,087	56,071	1,999,485
Shares redeemed	(567,808)	(18,840,016)	(265,357)	(9,179,002)

Net increase	427,444	$13,811,577	14,607	$365,040

Class B
Shares issued upon reinvestment of distributions	1,071	$23,837	1,599	$55,977
Shares redeemed	(21,132)	(701,233)	(32,003)	(1,026,647)

Net decrease	(20,061)	$(677,396)	(30,404)	$(970,670)

Class C
Shares sold	241,417	$7,624,148	230,496	$7,711,132
Shares issued upon reinvestment of distributions	106,622	2,351,001	56,226	1,953,295
Shares redeemed	(216,186)	(6,830,908)	(145,304)	(4,974,708)

Net increase	131,853	$3,144,241	141,418	$4,689,719

Class I
Shares sold	453,329	$15,315,791	443,986	$14,089,459
Shares issued upon reinvestment of distributions	167,473	3,885,367	67,632	2,421,921
Shares redeemed	(380,449)	(11,516,605)	(255,077)	(8,833,775)

Net increase	240,353	$7,684,553	256,541	$7,677,605

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Effective January 3, 2012, the Fund changed its name to Gabelli Gold Fund, Inc. with a corresponding change in the name of each of its Classes of Shares.

Management has evaluated the impact on the Fund of all additional subsequent events occurring through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Gold Fund, Inc. (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director Age: 69	Since 1994	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 72	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 76	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder, MD Director Age: 71	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Director Age: 66	Since 2004	29

Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

Daniel E. Zucchi Director Age: 71	Since 1994	1	President of Daniel E. Zucchi Associates (consulting)	—

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders long-term capital gains totaling $93,133,263, or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc.	Anthonie C. van Ekris Chairman BALMAC International, Inc.

E. Val Cerutti Chief Executive Officer Cerutti Consultants, Inc.	Salvatore J. Zizza Chairman Zizza & Co., Ltd.

Anthony J. Colavita President Anthony J. Colavita, P.C.	Daniel E. Zucchi President Daniel E. Zucchi Associates

Werner J. Roeder, MD Medical Director Lawrence Hospital

Officers and Portfolio Manager
Caesar Bryan Portfolio Manager	Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer
Agnes Mullady Treasurer

Distributor

G.distributors, LLC

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company

Legal Counsel

Paul Hasting LLP

This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q411AR

Gabelli

Gold

Fund,

Inc.

ANNUAL REPORT

DECEMBER 31, 2011

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2010 and $26,000 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2010 and $3,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for 2010 and $49,500 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Gold Fund, Inc. (formerly, GAMCO Gold Fund, Inc.)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.